UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2024

FibroBiologics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41934	86-3329066
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

455 E. Medical Center Blvd.

Suite 300

Houston, Texas 77598

(Address of principal executive offices and Zip Code)

(281) 671-5150

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	FBLG	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

As previously disclosed, FibroBiologics, Inc., (the “Company”) entered into a share purchase agreement, dated November 12, 2021 (the “GEM SPA”), with GEM Global Yield LLC SCS (“GEM Global”) and GEM Yield Bahamas Limited (“GYBL”, and together with GEM Global, “GEM”). Pursuant to the GEM SPA, on February 14, 2024 the Company issued a warrant to purchase 1,299,783 shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”) to GYBL (the “Warrant”). Under the GEM SPA, the Company is obligated to pay a commitment fee of $2.0 million on the earlier of January 31, 2025 or termination of the SPA.

On December 19, 2024, the Company and GEM entered into a Side Letter (the “Agreement”) providing for, among other things:

(i)	a draw down notice under the GEM SPA for 1,152,074 shares of Common Stock (the “Closing Shares”) to be issued to GEM at a fixed purchase price of $2.17 per share (the “Notice”);
(ii)	a closing notice pursuant to which GEM accepts the Notice for the full amount of the Closing Shares at an aggregate Purchase Price of $2.5 million (the “Final Payment”);
(iii)	in satisfaction of the Final Payment, GEM’s (a) waiver of the remaining balance of the Commitment Fee owed to GEM under the GEM SPA for an aggregate amount of $1.5 million, and the Company’s acceptance of GEM’s waiver of the remaining balance of the Commitment Fee for an aggregate amount of $1.5 million; and (b) termination of the Warrant in full, effective on December 19, 2024; and
(iv)	the termination of the GEM SPA, effective December 20, 2024.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On December 19, 2024, the Company sold 1,152,074 shares of Common Stock to GEM pursuant to the Notice. The Shares were sold at a price of $2.17 per share for an aggregate purchase price of $2.5 million. The sale of the Shares was exempt from registration pursuant to Section 4(a)(2) of the Securities Act, including Regulation D and Rule 506 promulgated thereunder, as a transaction by an issuer not involving a public offering.

The information set forth in Item 1.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1*	Side Letter, dated December 19, 2024, by and among FibroBiologics, Inc., GEM Global Yield LLC SCS, and GEM Yield Bahamas Limited.
Exhibit 104	Cover Page Interactive Data File (embedded within the inline XBRL document)

* Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(b)(10)(iv).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 20, 2024	FibroBiologics, Inc.

	By:	/s/ Pete O’Heeron
	Name:	Pete O’Heeron
	Title:	Chief Executive Officer